UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2021

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 28, 2021, Adamis Pharmaceuticals Corporation (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”), pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”) in connection with a proposed public offering of shares of its common stock, which contained information regarding the Company’s preliminary estimates of its cash and cash equivalents as of December 31, 2020. The Company preliminarily estimates that its cash and cash equivalents as of December 31, 2020 was approximately $6.9 million. This preliminary estimate is not a comprehensive statement of the Company’s financial results for the fiscal year ended December 31, 2020, has not been reviewed by our independent registered public accounting firm and is subject to change upon completion of our financial statement closing procedures. The Company expects to complete its audited consolidated financial statements for the year ended December 31, 2020 subsequent to the completion of the Offering. It is possible that we or our independent registered public accounting firm may identify items that require us to make adjustments to the estimate of our cash and cash equivalents balance set forth above and those changes could be material. Accordingly, undue reliance should not be placed on this preliminary estimate.

The information provided in this Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or Sections 11 and 12(a)(2) of the Securities Act, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

The Preliminary Prospectus Supplement contained an updated summary description of certain aspects of the Company’s business. Accordingly, the Company is filing this information with this Current Report on Form 8-K for the purpose of supplementing and updating disclosures contained in the Company’s prior filings with the SEC, including those discussed in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as supplemented by the Company’s subsequent filings with the SEC. The updated disclosures are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Updated Summary Business Information
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: January 28, 2021	By:	/s/ Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer